                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                                     /s/ John W. Bachmann
                                                     ---------------------
                                                     John W. Bachmann

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                                   /s/ William F. Compton
                                                   -----------------------
                                                   William F. Compton

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 1997.



                                                     /s/ Eugene P. Conese
                                                     ------------------------
                                                     Eugene P. Conese

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                                  /s/ Gerald L. Gitner
                                                  -----------------------
                                                  Gerald L. Gitner

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.

                                          /s/ William M. Hoffman
                                          ----------------------
                                          William M. Hoffman

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald
L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1997.



                                        /s/ Thomas H. Jacobsen
                                        ----------------------
                                        Thomas H. Jacobsen

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                         /s/ Myron Kaplan
                                         -----------------
                                         Myron Kaplan

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                            /s/ David M. Kennedy
                                            --------------------
                                            David M. Kennedy

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Jewel Lafontant-Mankarious, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                      /s/ Jewel Lafontant-Mankarious
                                      ------------------------------
                                      Jewel Lafontant-Mankarious

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                             /s/ Thomas F. Meagher
                                             ------------------------
                                             Thomas F. Meagher

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                          /s/ William O'Driscoll
                                          ---------------------------
                                          William O'Driscoll

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1997.



                                           /s/ G. Joseph Reddington
                                           -------------------------
                                           G. Joseph Reddington

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, Lawrence K. Roos, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 1997.



                                           /s/ Lawrence K. Roos
                                           -------------------------
                                           Lawrence K. Roos

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint Gerald L. Gitner, Richard P. Magurno and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1996, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1997.



                                            /s/ William W. Winpisinger
                                            ---------------------------
                                            William W. Winpisinger